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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 8, 2006

                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            DELAWARE                      000-21139              38-3185711
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)
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              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)

                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01 OTHER EVENTS

     On June 8, 2006, the Company announced that it is proposing to close its manufacturing facility in Llanelli, United Kingdom, by year end, in order to improve the company's overall capacity utilization. The 118,000 square-foot (11,000 square-meter) plant makes automotive cable control systems and currently employs approximately 270 people. DURA has notified the AMICUS trade union, which represents the Llanelli workers, to begin consultation regarding the proposal. The information contained in the press release is filed as Exhibit
99.1 to this Current Report on Form 8-K is furnished pursuant to this Item 8.01.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DURA AUTOMOTIVE SYSTEMS, INC.


Date: June 9, 2006                      By: /s/ Keith R. Marchiando
                                            ------------------------------------
                                            Keith R. Marchiando
                                            Vice President,
                                            Chief Financial Officer
                                            (principal accounting and
                                            financial officer)

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                                INDEX TO EXHIBITS

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EXHIBIT NO.   DESCRIPTION
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
   99.1 Press release dated June 8, 2006 announcing the proposed closure of DURA Automotive Systems, Inc.'s Llanelli, United Kingdom, manufacturing facility by year end.
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